Other Financial Liability (Tables)	12 Months Ended
Dec. 31, 2025
Other Financial Liability [Abstract]
Schedule of Fair Value of Embedded Derivative

The fair value of the financial liability was initially value through discounted cashflow method. Due to change in market and status of the Group, on December 31, 2024 and September 12, 2025 binomial method was used to reflects the fair value of the embedded derivate. Below are the movement of the fair value of the embedded derivative.

USD
Initial recognition	37,393
Fair value adjustment	136,158
Fair value as at December 31, 2024	173,551
Fair value adjustment	(70,586)
Fair value as at September 12, 2025 (conversion date)	102,965